                                                                 EXHIBIT 4.1(c)




                           Kemper Corporation



                                   To



             The First National Bank of Chicago, as Trustee







                      ____________________________

                                Indenture

                     Dated as of September 15, 1993
                      ____________________________







                           Kemper Corporation


                  Reconciliation and tie between Trust
                  Indenture Act of 1939 and Indenture,
                     dated as of September 15, 1993
Trust Indenture                                            Indenture
  Act Section                                              Section

310(a)(1)                                                 609
   (a)(2)                                                 609
   (a)(3)                                                 Not Applicable
   (a)(4)                                                 Not Applicable
   (b)                                                    608, 110
311(a)                                                    613
   (b)                                                    613
312(a)                                                    701, 702(a)
   (b)                                                    702(b)
   (c)                                                    702(c)
313(a)                                                    703(a)
   (b)                                                    703(a)
   (c)                                                    703(a)

   (d)                                                    703(b)
314(a)                                                    704
   (b)                                                    Not Applicable
   (c)(1)                                                 102
   (c)(2)                                                 102
   (c)(3)                                                 Not Applicable
   (d)                                                    Not Applicable
   (e)                                                    102
315(a)                                                    601
   (b)                                                    602
   (c)                                                    601
   (d)                                                    601
   (e)                                                    514
316(a)                                                    101
   (a)(1)(A)                                              502, 512
   (a)(1)(B)                                              513
   (a)(2)                                                 Not Applicable
   (b)                                                    508
317(a)(1)                                                 503
   (a)(2)                                                 504
   (b)                                                    1003
318(a)                                                    108
___________________


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture

                            Table of Contents

Section                         Heading                              Page

Parties                                                                   1

Recitals                                                                  1

Article One      Definitions and other Provisions of General
                 Application                                              1

   Section 101. Definitions                                               1
          Act                                                             2
          Affiliate                                                       2
          Authenticating Agent                                            2
          Authorized Newspaper                                            2
          Bearer Security                                                 2
          Board of Directors                                              2
          Board Resolution                                                2
          Business Day                                                    2
          Commission                                                      2
          Company                                                         3
          Company Request or Company Order                                3
          Corporate Trust Office                                          3
          corporation                                                     3
          coupon                                                          3
          Debt                                                            3
          Defaulted Interest                                              3
          Depositary                                                      3
          Dollar or $                                                     3

          Event of Default                                                3
          Holder                                                          3
          Indenture                                                       4
          interest                                                        4
          Interest Payment Date                                           4
          Internal Revenue Code                                           4
          Maturity                                                        4
          Mortgage                                                        4
          Officers' Certificate                                           4
          Opinion of Counsel                                              4
          Original Issue Discount Security                                4
          Outstanding                                                     5
          Paying Agent                                                    5
          Person                                                          6
          Place of Payment                                                6
          Predecessor Security                                            6
          Redemption Date                                                 6
          Redemption Price                                                6
          Registered Security                                             6
          Regular Record Date                                             6
          Responsible Officer                                             6
          Restricted Subsidiary                                           7
          Restricted Insurance Subsidiary                                 7
          Securities                                                      7
          Security Register and Security Registrar                        7
          Special Record Date                                             7
          Stated Maturity                                                 7
          Subsidiary                                                      7
          Trustee                                                         8
          Trust Indenture Act                                             8
          U.S. Government Obligations                                     8
          United States                                                   8
          United States Alien                                             8
          Vice President                                                  8
   Section 102. Compliance Certificates and Opinions                      8
   Section 103. Form of Documents Delivered to Trustee                    9
   Section 104. Acts of Holders                                           9
   Section 105. Notices, Etc., to Trustee and Company                    11
   Section 106. Notice to Holders of Securities; Waiver                  11
   Section 107. Language of Notices, Etc                                 12
   Section 108. Conflict with Trust Indenture Act                        12
   Section 109. Effect of Headings and Table of Contents                 13
   Section 110. Successors and Assigns                                   13
   Section 111. Separability Clause                                      13
   Section 112. Benefits of Indenture                                    13
   Section 113. Governing Law                                            13
   Section 114. Legal Holidays                                           13

Article Two      Security Forms                                          13

   Section 201. Forms Generally                                          13
   Section 202. Form of Registered Security                              14
   Section 203. Forms of Bearer Security and Coupon                      24
   Section 204. Form of Trustee's Certificate of Authentication          37

Article Three    The Securities                                          37

   Section 301. Amount Unlimited; Issuable in Series                     37
   Section 302. Denominations                                            40
   Section 303. Execution, Authentication, Delivery and Dating           40

   Section 304. Temporary Securities                                     42
   Section 305. Registration, Registration of Transfer and
                 Exchange                                                44
   Section 306. Mutilated, Destroyed, Lost and Stolen Securities
                 and Coupons                                             48
   Section 307. Payment of Interest; Interest Rights Preserved           49
   Section 308. Persons Deemed Owners                                    51
   Section 309. Cancellation                                             51
   Section 310. Computation of Interest                                  52
   Section 311. Forms of Certification                                   52

Article Four     Satisfaction and Discharge                              57

   Section 401. Satisfaction and Discharge of Indenture                  57
   Section 402. Application of Trust Money                               58
   Section 403. Satisfaction, Discharge and Defeasance of
                 Securities of Any Series                                59

Article Five     Remedies                                                61

   Section 501. Events of Default                                        61
   Section 502. Acceleration of Maturity; Rescission and
                 Annulment                                               63
   Section 503. Collection of Indebtedness and Suits for
                 Enforcement by Trustee                                  64
   Section 504. Trustee May File Proofs of Claim                         64
   Section 505. Trustee May Enforce Claims Without Possession of
                 Securities or Coupons                                   65
   Section 506. Application of Money Collected                           65
   Section 507. Limitation on Suits                                      66
   Section 508. Unconditional Right of Holders to Receive
                 Principal, Premium and Interest                         66
   Section 509. Restoration of Rights and Remedies                       67
   Section 510. Rights and Remedies Cumulative                           67
   Section 511. Delay or Omission Not Waiver                             67
   Section 512. Control by Holders of Securities                         67
   Section 513. Waiver of Past Defaults                                  67
   Section 514. Undertaking for Costs                                    68
   Section 515. Waiver of Stay or Extension Laws                         68

Article Six      The Trustee                                             68

   Section 601. Certain Duties and Responsibilities                      68
   Section 602. Notice of Defaults                                       68
   Section 603. Certain Rights of Trustee                                69
   Section 604. Not Responsible for Recitals or Issuance of
                 Securities                                              70
   Section 605. May Hold Securities                                      70
   Section 606. Money Held in Trust                                      70
   Section 607. Compensation and Reimbursement                           70
   Section 608. Disqualification; Conflicting Interests                  71
   Section 609. Corporate Trustee Required; Eligibility                  71
   Section 610. Resignation and Removal; Appointment of
                 Successor                                               71
   Section 611. Acceptance of Appointment by Successor                   73
   Section 612. Merger, Conversion, Consolidation or Succession
                 to Business                                             74
   Section 613. Preferential Collection of Claims Against
                 Company                                                 74
   Section 614. Appointment of Authenticating Agent                      74

Article Seven    Holders' List and Reports by Trustee and Company        76

   Section 701. Company to Furnish Trustee Names and Addresses
                 of Holders                                              76
   Section 702. Preservation of Information; Communications to
                 Holders                                                 76
   Section 703. Reports by Trustee                                       77
   Section 704. Reports by Company                                       77

Article Eight    Consolidation, Merger, Conveyance, Transfer or
                 Lease                                                   78

   Section 801. Company May Consolidate, Etc., Only on Certain
                 Terms                                                   78
   Section 802. Successor Corporation Substituted                        79

Article Nine     Supplemental Indentures                                 79

   Section 901. Supplemental Indentures Without Consent of
                 Holders                                                 79
   Section 902. Supplemental Indentures With Consent of Holders          80
   Section 903. Execution of Supplemental Indentures                     81
   Section 904. Effect of Supplemental Indentures.                       81
   Section 905. Conformity with Trust Indenture Act                      81
   Section 906. Reference in Securities to Supplemental
                 Indentures                                              81

Article Ten      Covenants                                               82

   Section 1001. Payment of Principal, Premium and Interest              82
   Section 1002. Maintenance of Office or Agency                         82
   Section 1003. Money for Securities Payments to Be Held in
                  Trust                                                  83
   Section 1004. Additional Amounts                                      85
   Section 1005. Corporate Existence                                     85
   Section 1006. Maintenance of Properties                               86
   Section 1007. Payment of Taxes and other Claims                       86
   Section 1008. Restrictions on Secured Debt                            86
   Section 1009. Restrictions on Sales of Capital Stock of
                  Restricted Subsidiaries                                88
   Section 1011. Waiver of Certain Covenants                             88
   Section 1012. Defeasance of Certain Obligations                       88

Article Eleven   Redemption of Securities                                90

   Section 1101. Applicability of Article                                90
   Section 1102. Election to Redeem; Notice to Trustee                   90
   Section 1103. Selection by Trustee of Securities to Be
                  Redeemed                                               90
   Section 1104. Notice of Redemption                                    91
   Section 1105. Deposit of Redemption Price                             91
   Section 1106. Securities Payable on Redemption Date                   91
   Section 1107. Securities Redeemed in Part                             92

Article Twelve   Sinking Funds                                           93

   Section 1201. Applicability of Article                                93
   Section 1202. Satisfaction of Sinking Fund Payments with
                 Securities                                              93

   Section 1203. Redemption of Securities for Sinking Fund                93

Article Thirteen Meetings of Holders of Securities                        94

   Section 1301. Purposes for which Meetings May Be Called                94
   Section 1302. Call, Notice and Place of Meetings                       94
   Section 1303. Persons Entitled to Vote at Meetings                     94
   Section 1304. Quorum; Action                                           94
   Section 1305. Determination of Voting Rights, Conduct and
                  Adjournment of Meetings                                 95
   Section 1306. Counting Votes and Recording Action of Meetings          96

Signature Page                                                            97


        Indenture, dated as of September 15, 1993, between Kemper Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Kemper Center, Long Grove, Illinois 60049, and The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois, 60670-0126, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


                          Recitals of the Company

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     Now, therefore, this Indenture witnesseth:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                             Article One
                    Definitions and other Provisions
                         of General Application

Section 101.  Definitions.  For all purposes  of
this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principals" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

          (4) the words "herein, "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

     "Affiliate" of any specified Person means any other  Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating   Agent"   means   any   Person
authorized by the Trustee to act on behalf to the trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bearer Security" means any Security in the form set forth in Section 203 or established pursuant to Section 201 which is payable to bearer.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order"
means a written request or order signed in the name of the Company by any two if its Responsible Officers, and delivered to the Trustee.

     "Corporate Trust Office" means, with respect to the original Trustee, the principal office of the Trustee in Chicago, Illinois, at which at any particular time its corporate trust business shall be administered, except that with respect to presentation of Securities for payment or for registration of transfer or exchange in the location of the Security Register, such term shall mean the office or agency of the Trustee in Chicago, Illinois at which, at any particular time, its corporate agency business shall be conducted. The Corporate Trust Office of any successor Trustee shall be designated at the time of such succession.

     "corporation"   includes   corporations,    associations,
companies and business trusts.

     "coupon" means any interest coupon appertaining  to  a  Bearer
Security.

     "Debt" has the meaning specified in Section 1008.

     "Defaulted Interest" has the meaning specified  in
Section 307.

     "Depositary" means with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the "Depositary" with respect to the Securities of that series.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     "Event of Default" has the  meaning  specified  in
Section 501.

     "Holder", when used with respect to any Security, means in the case of a Registered Security the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security

(or any temporary global Security) the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that if at any time more than one Person is acting as Trustee under this Indenture due to the appointment of one or more separate Trustees for any one or more separate series of Securities, "Indenture" shall mean, with respect to such series of Securities for which any such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee, but to which such Person, as such Trustee, was not a party.

     "interest",  when used with respect  to  an  Original  Issue
Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Internal Revenue Code" shall mean the Internal
Revenue Code of 1986 (or any successor legislation) as amended from time to time.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Mortgage" has the meaning specified in Section 1008.

     "Officers' Certificate" means a certificate signed by any two of the Company's Responsible Officers, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

     "Original Issue Discount  Security"
means any Security which provides for an amount less than the principal amount thereto to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

       (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture; and

         (iv) Securities of any series the indebtedness in respect of which has been discharged in accordance with Section 403;

provided,  however,  that  in  determining whether  the  Holders  of  the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or are present at a meeting of Holders of Securities for quorum purposes, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the portion of the principal amount thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint
venture,   association,   joint-stock  company,   trust,   unincorporated
organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and any interest on the Securities of that series are payable as specified as contemplated by Section 301.

     "Predecessor  Security"  of   any   particular
Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" means any Security  in  the
form set forth in Section 202 or established pursuant to Section 201 which is registered in the Security Register.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer", (i) when used with respect
to the Company, means the Chairman or any Vice Chairman of the Board of Directors, the Chairman or any Vice Chairman of the executive committee of the Board of Directors, the President, any Vice President, the Corporate Secretary, the Treasurer, the Controller, any Assistant Secretary or Assistant Treasurer or any other officer of the Company customarily performing functions similar to those performed by any of the above designated officers and also means any other officer of the Company who may be designated as a "Responsible Officer" by the Board of Directors, and (ii) when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means a Subsidiary which is incorporated in any state of the United States or in the District of Columbia and which is either a regulated insurance company or a regulated broker-dealer, provided, however, that no such Subsidiary shall be a Restricted Subsidiary if either

          (i) (a) the total assets of such Subsidiary are less than 10% of the total assets of the Company and its consolidated Subsidiaries (including such Subsidiary), in each case set forth on the most recent fiscal year-end balance sheets of such Subsidiary and the Company and its consolidated Subsidiaries, respectively, computed in accordance with generally accepted accounting principles, and (b) in the case of Kemper Financial Services, Inc. ("KFS"), such Subsidiary contributed less than 10% to the gross revenue of the Company and its consolidated Subsidiaries (including KFS) during the immediately preceding fiscal year of the Company as set forth on the most recent fiscal year-end statements of operations of KFS and the Company and its consolidated Subsidiaries, respectively, computed in accordance with generally accepted accounting principles; or

          (ii) in the judgment of the Board of Directors, as evidenced by a Board Resolution, such Subsidiary is not material to (a) the financial condition of the Company and its consolidated Subsidiaries taken as a whole and (b) the Company's ability to repay any Securities Outstanding.

     "Restricted Insurance Subsidiary" has
the meaning specified in Section 1008.

     "Securities" has the meaning stated in the  first  recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time more than one Person is acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

     "Security Registrar" and
"Security   Registrar;"  have  the  respective  meanings   specified   in
Section 305.

     "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust  Indenture
Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

     "U.S. Government Obligations"  has  the
meaning specified in Section 402.

     "United  States" means the United  States  of  America
(including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

        Section 102.  Compliance
Certificates and Opinions. Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture related to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of
Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

  Section 104.  Acts of  Holders.   (a)  Any
request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such witness, notary public or officer authorized by law the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority.

      (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register. The Company may fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

     (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

     (e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

    (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

  Section 105.  Notices,
Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Services Division, or

          (2)    the  Company by the Trustee or by any  Holder  shall  be
     sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice
to Holders of Securities; Waiver. Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event,

          (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice; and

          (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Securities of such series are then listed on any other stock exchange and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, elsewhere in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

     In case by reason of the suspension of publication of any Authorized

Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.  Language of Notices,
Etc. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 108.  Conflict with Trust Indenture Act.
If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 109.  Effect of Headings and Table of Contents.
The Article and  Section  headings
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 110.  Successors and Assigns.
All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 111.  Separability Clause.

In case any provision in this Indenture or the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 112.  Benefits of  Indenture.
Nothing in this Indenture or the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent, Paying Agent, Security Registrar and the Holders of Securities and coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113.  Governing Law.  This  Indenture
and the Securities and coupons shall be governed by and construed in accordance with the laws of the State of Illinois.

Section 114.  Legal  Holidays.    Unless
otherwise provided in any Security of any series, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or coupons) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                              Article Two
                             Security Forms

Section 201.  Forms  Generally.    The
Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in substantially the forms set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities or coupons of any series (or any such temporary global Security) are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
Section 303 for the authentication and delivery of such Securities (or any such temporary global Security) or coupons.

     The   Trustee's   certificates  of  authentication   shall   be   in
substantially the form set forth in this Article.

     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 301, the Securities of a series shall be issuable solely in bearer form, or in both registered form and bearer form. Unless otherwise specified as contemplated by Section 301, Securities in bearer form shall have interest coupons attached.

     The definitive Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or coupons.

Section 202.  Form of Registered Secuirity.

                             [Form of Face]

     [Insert any legend required by the Internal Revenue Code and the regulations thereunder].

                           Kemper Corporation

                       ___________________________

              _____________________________________________

No. ________                                            U.S. $___________

     Kemper Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ___________________________________________________ or registered assigns,  the principal sum of __________________________________________
United States Dollars on ______________________________ [If the Security is interest-bearing, insert_, and to pay interest thereon from _________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually in arrears on ____________ and ____________ in each year] [annually in arrears on ____________ in each year], commencing ____________, at the rate of ______% per annum, until the principal hereof is paid or made available for payment [If applicable, insert_, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ______% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ____________ [or ______________] (whether or not a Business Day) [, as the case may be,] next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

     [If the Security is not to bear interest prior to Maturity, insert_The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.] Payment of the principal of (and premium, if any) and [If applicable, insert_any such] interest on this Security will be made at the offices or agency of the Company maintained for that purpose in ______________________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [If applicable, insert_; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register]] [the option of the Holder
(a) at [the Corporate Trust Office of the Trustee], or at such other office or agency of the Company as may be designated by it for such purpose in Chicago, Illinois, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts or (b) subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of ________________ in ________________, ________________ in ________________, ________________
in    ________________,   ________________   in   ________________    and
________________  in  ________________,  or  at  such  other  offices  or agencies as the Company may designated, by United States dollar check drawn on, or transfer to a United States dollar account maintained by the payee with, a bank in Chicago, Illinois [If applicable, insert_; provided, however, that at the option of the Company payment of interest on this Security may be made by United States dollars check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].]

     [If Securities of the series may be offered to United States Aliens, insert_The Company will pay to the Holder of this Security who is a United States Alien (as defined below) such additional amounts as may be necessary in order that [If the Security is interest bearing, insert_every net payment of the principal of, and premium, if any, and interest on this Security] [If the Security is not to bear interest prior to Maturity, insert_: (i) the net payment of principal of (and interest on overdue principal, if any, on) this Security and (ii) the net proceeds from the sale or exchange of this Security, including, in each case, amounts received in respect of original issue discount], after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment [If the Security is not to bear interest prior to Maturity, insert_or as a result of such sale or exchange] by the United States (as defined below) or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security to be then due and payable [If the Security is not to bear interest prior to Maturity, insert_or, in the case of a sale or exchange, the amount of the net proceeds from the sale or exchange before any such tax, assessment or other governmental charge]; provided, however, that the foregoing obligation to pay additional amounts will not apply to any one or more of the following:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary or member of such Holder, if such Holder is an estate, a trust or a partnership) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary or member) being or having been a citizen or resident or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company, a controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States Federal income tax;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or governmental charge;

          (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Security, if compliance is required by statute or by regulation of the United States Treasury Department as a precondition to exemption from such tax, assessment or other governmental charge;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of [If the Security is interest bearing, insert_principal of (and premium, if any) or interest on this Security] [If the Security is not to bear interest prior to Maturity, insert_principal of (or interest on overdue principal, if any, on) this Security or from payments from the proceeds of a sale or exchange of this Security]; or

          (f) any tax, assessment or other governmental charge imposed [If the Security is interest bearing, insert_on interest received by a Person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote] [If the Security is not to bear interest prior to Maturity, insert_by reason of such Holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote];

nor will additional amounts be paid with respect to any payment of [If the Security is interest bearing, insert_principal of [(and premium, if any)] or interest on this Security] [If the Security is not to bear interest prior to Maturity, insert_principal of (or interest on overdue principal, if any, on) this Security or of the proceeds of any sale or exchange of this Security] to any United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of any such payment to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of this Security.

     The  term  "United States Alien" means any Person  who,  for  United

States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust, and the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.]

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  ___________________
                                    ____________________________________
                                       __



                                    By
[Seal]

Attest:





                            [Form of Reverse]

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 15, 1993 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereof reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities [and any coupons appertaining thereto] and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to [U.S.] $____________]. [The Securities of this series are issuable as Bearer Securities [, with interest coupons attached,] in the denomination of U.S.$____________, and as Registered Securities, without coupons, in denominations of U.S.$___________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Bearer Securities and Registered Securities of this series are exchangeable for a like aggregate principal amount of Registered Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at any office or agency described below where Registered Securities of this series may be presented for registration of transfer. Bearer Securities may not be issued in exchange for Registered Securities.]

     [If applicable, insert_The Securities of this series are subject to redemption (1) [If applicable, insert_on _____________ in any year commencing with the year ___ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, [and] (2)] [If applicable, insert_at any time [on or after __________], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ___________, _______%, and if redeemed] during the 12-month period beginning
____________ of the years indicated,

                     Redemption                           Redemption
      Year              Price              Year              Price










and thereafter at a Redemption Price equal to _______% of the principal amount,] [If applicable, insert_[and (___)] under the circumstances described in the [next] succeeding paragraph at a Redemption Price equal to [If the Security is not an Original Issue Discount Security, insert_100% of the principal amount,] [If the Security is an Original Issue Discount Security, insert formula for determining the amount.] [If the Security is interest-bearing, insert_together in the case of any such redemption [If applicable, insert_(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture].]

     [If applicable, insert_The Securities of this series are subject to redemption (1) on _____________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ___________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below; If redeemed during the 12-month period beginning ______________ of the years indicated,

         Year               Redemption Price       Redemption Price for
                             for Redemption        Redemption Otherwise
                           Through Operation      Than Through Operation
                          of the Sinking Fund      of the Sinking Fund
and thereafter at a Redemption Price equal to ________% of the principal amount, [If applicable, insert_and (3) under the circumstances described in the [next] succeeding paragraph at a Redemption Price equal to [If the Security is not an Original Issue Discount Security, insert_100% of the principal amount,] [If the Security is an Original Issue Discount Security, insert formula for determining the amount] [If the Security is interest-bearing. insert_together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture].]

     [Partial   redemptions  must  be  in  an  amount   not   less   than
[U.S.]$1,000,000 principal amount of Securities.]

     [Notwithstanding the foregoing, the Company may not, prior to ______________, redeem any Securities of this series as contemplated by [Clause (2)] above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _________% per annum.]

     [If Securities of the series may be offered to United States Aliens, insert_The Securities may be redeemed, as a whole but not in part, at the option of the Company, upon not less than 30 nor more than 60 days' prior notice as described below, at a redemption price equal to 100% of their principal amount [If the Security is interest-bearing, insert_, together with interest accrued to the date fixed for redemption,] if, as a result of any amendment to, or change in, the laws or regulations of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official interpretation or application of such laws or regulations, which amendment or change is effective on or after ___________, the Company will become obligated to pay additional amounts (as described on the face hereof) [If the Security is interest-bearing, insert_on the next succeeding Interest Payment Date] [If the Security is not to bear interest prior to Maturity, insert_at Maturity or upon the sale or exchange of any Security]; provided that, at the time such notice is given, such obligation to pay such additional amounts remains in effect.]

     [If the Securities of the series are also issuable as Bearer Securities and are interest-bearing, insert_In addition, if the Company determines, based upon a written opinion of independent counsel, that any payment made outside the United States by the Company or any of its Paying Agents of the full amount of principal, premium, if any, or interest due with respect to any Bearer Security or coupon would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other information reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security or coupon who is a United States Alien (as defined on the face hereof) (other than such a requirement (a) which would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to any custodian, nominee or other agent of the beneficial owner, or (b) which can be satisfied by the custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided that in each case referred to in clauses (a)(ii) and (b) payment by such custodian, nominee or other agent of such beneficial owner is not otherwise subject to any such requirement), the Company at its election will either (x) redeem the Securities, as a whole but not in part, upon not less than 30 nor more than 60 days' prior notice as described below, at a Redemption Price equal to 100% of their principal amount, together with interest accrued to the date fixed for redemption, or (y) if and so long as any such certification, identification or other information reporting requirement would be fully satisfied by payment of a backup withholding tax or similar charge, pay to the Holders of Bearer Securities who are United
States Aliens certain additional amounts specified in the Bearer Securities of this series. The Company will make such determination and election and notify the Trustee thereof as soon as practicable, and the Trustee will promptly give notice of such determination in the manner described below (the "Determination Notice"), in each case stating the effective date of such certification, identification or information reporting requirement, whether the Company will redeem the Securities or will pay to the Holders of Bearer Securities who are United States Aliens the additional amounts specified in the Bearer Securities of this series and (if applicable) the last date by which the redemption of the Securities must take place. If the Company elects to redeem the Securities, such redemption shall take place on such date, not later than one year after publication of the Determination Notice, as the Company elects by notice to the Trustee at least 75 days before such date, unless shorter notice is acceptable to the Trustee. Notwithstanding the foregoing, the Company will not so redeem the Securities if the Company, based upon an opinion of independent counsel, subsequently determines, not less than 30 days prior to the date fixed for redemption, that subsequent payments would not be subject to any such requirement, in which case the Company will notify the Trustee, which will promptly give notice of that determination in the manner described below and any earlier redemption notice will thereupon be revoked and of no further effect. If the Company elects as provided in clause (y) above to pay such additional amounts to the Holders of Bearer Securities who are United States Aliens, and as long as the Company is obligated to pay such additional amounts to such Holders, the Company may subsequently redeem the Securities, at any time, as a whole but not in part, upon not less than 30 nor more than 60 days' prior notice given in the manner described below, at a Redemption Price equal to 100% of their principal amount, together with interest accrued to the date fixed for redemption, but without reduction for applicable United States withholding taxes.]

     [The  Indenture contains provisions for defeasance at  any  time  of
(a) the entire indebtedness of this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

     [The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year ____ and ending with the year ____ of [not less than] [U.S.]$__________ [("mandatory sinking fund") and not more than [U.S.]$________] aggregate principal amount of Securities of this series.] [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made_in the inverse order in which they become due.]

     Notice of redemption will be given [by publication in an Authorized Newspaper in The City of New York and, if the Securities of this series are then listed on [The Stock Exchange of the United Kingdom and the Republic of Ireland] [the Luxembourg Stock Exchange] [or] any [other] stock exchange located outside the United States and such stock exchange shall so require, in [London] [Luxembourg], [or] in any [other] required city outside the United States, or, if not practicable, elsewhere in Europe, and] by mail to Holders of [Registered] Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.

     In the event of redemption of this Security in part only, a new [Registered] Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     [The Company shall not be required (i) to issue, register the transfer or exchange Securities of this series during a period beginning at the opening of business 15 days before any selection of Securities of this series to be redeemed and ending at the close of business on the day of the first publication of the relevant notice of redemption or, if there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or
(iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of this series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.]

     [If  the  Securities  of the series are to be listed  on  The  Stock
Exchange of the United Kingdom and the Republic of Ireland, insert_The Company will not, and will not permit any of its Subsidiaries to, purchase any Securities of this series by private treaty at a price (exclusive of expenses and accrued interest) which, if the Securities are then listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, exceeds [120%] of the mean of the nominal quotations of the Securities as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.]

     [If the Security is not an Original Issue Discount Security, insert_If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security, insert_If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to_insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected [and any related coupons] under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time
Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series [and any related coupons], to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and [any] interest [(including additional amounts, as described on the face hereof)] on this Security at the times, place[s] and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the [office or agency of the Company in any place where the principal of (and premium, if any) and [any] interest on this Security are payable] [Chicago, Illinois, or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the [main] offices of ____________ in _____________ and _____________
in _______________ or at such other offices or agencies as the Company may designate], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new [Registered] Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     [The Securities of this series are issuable only in registered form, without coupons, in denominations of $___________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.]

     No service charge shall be made for any such registration to transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     [The Indenture, the Securities and any coupons appertaining thereto shall be governed by and construed in accordance with the laws of the State of Illinois.]

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 203.  Forms  of Bearer Security and Coupon.


                             [Form of Face]

     [Insert any legend required by the Internal Revenue Code and the regulations thereunder].


                           Kemper Corporation

                _________________________________________

No. B-_____                                              U.S.$___________

     Kemper Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of _________________________ United States Dollars on ________________
[If the Security is interest-bearing, insert_, and to pay interest thereon, from the date hereof, [semi-annually in arrears on _____________ and _____________ in each year] [annually in arrears on _____________ in each year], commencing _____________, at the rate of _______% per annum, until the principal hereof is paid or made available for payment [If applicable, insert_, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of _______% per annum on any overdue principal and premium and on any overdue installment of interest]].

     [If the Security is not to bear interest prior to Maturity, insert_The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of _______% per annum (to the extent that the payment of such interest shall be legally enforceable) which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.] Such payments (including premium, if any) shall be made, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of ____________ in ____________, ____________ in ____________, ___________
in   ____________,  ____________  in  ____________  and  ____________  in
____________, or at such other offices or agencies outside the United States (as defined below) as the Company may designate, at the option of the Holder, by United States dollar check drawn on a bank in Chicago, Illinois or by transfer of United States dollars to an account maintained by the payee with a bank located outside the United States. [If the Security is to bear interest prior to Maturity, insert_Interest on this Security due on or before Maturity shall be payable only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature.] No payment of principal[, or] premium [or interest] on this Security shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States [If Security is denominated and payable in United States dollars, insert_; provided, however, that payment of principal of (and premium, if any) and [any] interest on this Security (including any additional amounts which may be payable as provided below) shall be made at the office of the Company's Paying Agent in Chicago, Illinois if (but only if) payment in United States dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions].

     The Company will pay to the Holder of this Security [If the Security is interest-bearing, insert_or any coupon appertaining hereto] who is a United States Alien (as defined below) such additional amounts as may be necessary in order that [If the Security is interest-bearing, insert_every net payment of the principal of (and premium, if any) and interest on this Security,] [If the Security is not to bear interest prior to Maturity, insert_(i) the net payment of principal of (and interest on overdue principal, if any, on) this Security and (ii) the net proceeds from the sale or exchange of this Security, including, in each case, amounts received in respect of original issue discount,] after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment [If the Security is not to bear interest prior to Maturity, insert_or as a result of such sale or exchange] by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security [If the Security is interest-bearing, insert_or in such coupon] to be then due and payable [If the Security is not to bear interest prior to Maturity, insert_or, in the case of a sale or exchange, the amount of the net proceeds from the sale or exchange before any such tax, assessment or other governmental charge]; provided, however, that the foregoing obligation to pay additional amounts will not apply to any one or more of the following:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or future connection between such Holder (or between a fiduciary, settlor, beneficiary or member of such Holder, if such Holder is an estate, a trust or a partnership) and the United

     States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary or member) being or having been a citizen or resident or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company, a controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States Federal income tax;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security [If the Security is interest-bearing, insert_or any coupon appertaining hereto] for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or governmental charge;

          (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Security [If the Security is interest-bearing insert_or any coupon appertaining hereto], if compliance is required by statute or by regulation of the United States Treasury Department as a precondition to exemption from such tax, assessment or other governmental charge;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of [If the Security is interest-bearing, insert_principal of (and premium, if any) or interest on this Security] [If the Security is not to bear interest prior to Maturity, insert_principal of (or interest on overdue principal, if any, on) this Security or from payments from the proceeds of a sale or exchange of this Security]; or

          (f) any tax, assessment or other governmental charge imposed [If the Security is interest-bearing, insert_on interest received by a Person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote] [If the Security is not to bear interest prior to Maturity, insert_by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote];

nor will additional amounts be paid with respect to any payment of [If the Security is interest-bearing, insert_principal of (and premium, if any) or interest on this Security] [If the Security is not to bear interest prior to Maturity, insert_principal of (or interest on overdue principal, if any) this Security or of the proceeds of any sale or exchange of this Security] to any United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of any such payment to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of this Security [If the Security is interest bearing, insert_or any coupon appertaining hereto].

     The term "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust, and the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     Notwithstanding the foregoing, if and so long as a certification, identification or other information reporting requirement referred to in the [fourth] [fifth] paragraph on the reverse hereof would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect, by so stating in the Determination Notice (as defined in such paragraph), to have the provisions of this paragraph apply in lieu of the provisions of such paragraph. In such event, the Company will pay as additional amounts such amounts as may be necessary so that every net payment made following the effective date of such requirements outside the United States by the Company or any of its Paying Agents [If the Security is interest-bearing, insert_of principal (and premium, if any), or interest] due in respect of any Bearer Security [If the Security is interest-bearing, insert_or any coupon] of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge other than a backup withholding tax or similar charge which is (i) the result of a certification, identification or information reporting requirement described in the second parenthetical clause of such paragraph, or (ii) imposed as a result of the fact that the Company or any of its Paying Agents has actual knowledge that the beneficial owner of such Bearer Security [If the Security is interest-bearing, insert_or coupon] is within the category of Persons described in clause
(a) of the third paragraph of this Security, or (iii) imposed as a result of presentation of such Bearer Security [If the Security is interest-bearing, insert_or coupon] for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later, will not be less than the amount provided for in such Bearer Security [If the Security is interest-bearing, insert_or coupon] to be then due and payable.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, neither this Security, nor any coupon appertaining hereto, shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal and coupons bearing the facsimile signature of [its Treasurer] [one of its Assistant Treasurers] to be annexed hereto.

Dated as of ______________________





                                    By

[Seal]

Attest:





                            [Form of Reverse]

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 15, 1993 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereto [, limited in aggregate principal amount to U.S. $____________]. The Securities of this series are issuable as Bearer Securities, with interest coupons attached, in the denomination of U.S. $___________ [, and as Registered Securities, without coupons, in denominations of U.S. $__________ and any integral multiples thereof]. [As provided in the Indenture and subject to certain limitations therein set forth, Bearer Securities and Registered Securities of this series are exchangeable for a like aggregate principal amount of Registered Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged, with all unmatured coupons and all matured coupons in default thereto appertaining, at any office or agency described below where registered Securities of this series may be presented for registration of transfer, or at such other offices or agencies as the Company may designate; provided, however, that Bearer Securities surrendered in exchange for Registered Securities between a Record Date and the relevant Payment Date shall be surrendered without the coupon relating to such Interest Payment Date. Bearer Securities may not be issued in exchange for Registered Securities.]

     [If applicable, insert_The Securities of this series are subject to redemption [If applicable, insert_(1) on _____________ in any year commencing with the year _______ and ending with the year _______ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] [If applicable, insert_at any time [on or after ____________], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ___________, _____%, and if redeemed] during the 12-month period beginning __________ of the years indicated.

                       Redemption                       Redemption
         Year             Price            Year            Price











and thereafter at a Redemption Price equal to _______% of the principal amount,] [and (____)] under the circumstances described in the [next] succeeding paragraph at a Redemption Price equal to [If the Security is not an Original Issue Discount Security, insert _100% of the principal amount.] [If the Security is an Original Issue Discount Security, insert formula for determining the amount] [If the Security is interest-bearing, insert_together in the case of any such redemption [If applicable, insert_(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided, however, that interest installments on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States, except as herein provided otherwise)].]

     [If applicable, insert_The Securities of this series are subject to redemption (1) on ___________ in any year commencing with the year _____ and ending with the year ______ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ________ of the years indicated,

                                              Redemption Price for
                     Redemption Price for     Redemption Otherwise
                      Redemption Through     Than Through Operation
                       Operation of the       of the Sinking Fund
            Year         Sinking Fund
and thereafter at a Redemption Price equal to ____% of the principal amount, and (3) under the circumstances described in the [next] succeeding paragraph at a Redemption Price equal to [If the Security is not an Original Issue Discount Security, insert_100% of the principal amount,] [If the Security is an Original Issue Discount Security, insert formula for determining the amount] [If the Security is interest-bearing, insert_together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date; provided, however, that interest installments on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States, except as herein provided otherwise)].]

     [Partial   redemptions  must  be  in  an  amount   not   less   than
U.S.$1,000,000 principal amount of Securities.]

     [Notwithstanding the foregoing, the Company may not, prior to ________ redeem any Securities of this series as contemplated by [Clause
(2)] above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

     The Securities may be redeemed, as a whole but not in part, at the option of the Company, upon not more than 60 nor less than 30 days' prior notice as described below, at a Redemption Price equal to 100% of their principal amount [If the Security is interest-bearing, insert_together with interest accrued to the date fixed for redemption,] if, as a result of any amendment to, or change in, the laws or regulations of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official interpretation or application of such laws or regulations, which amendment or change is effective on or after _________, the Company will become obligated to pay additional amounts (as described on the face hereof) [If the Security is interest-bearing, insert_on the next succeeding Interest Payment Date] [If the Security is not to bear interest prior to Maturity, insert_at Maturity or upon the sale or exchange of any Security]; provided that, at the time such notice is given, such obligation to pay such additional amounts remains in effect.

     [If the Security is interest-bearing, insert_In addition, if the Company determines, based upon a written opinion of independent counsel, that any payment made outside the United States by the Company or any of its Paying Agents of the full amount of principal, premium, if any, or interest due with respect to any Bearer Security or coupon would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other information reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security or coupon who is a United States Alien (as defined on the face hereof) (other than such a requirement (a) which would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to any custodian, nominee or other agent of the beneficial owner, or (b) which can be satisfied by the custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided that in each case referred to in clauses (a)(ii) and (b) payment by such custodian, nominee or other agent of such beneficial owner is not otherwise subject to any such requirement), the Company at its election will either (x) redeem the Securities, as a whole but not in part, upon not less than 30 nor more than 60 days' prior notice as described below, at a Redemption Price equal to 100% of their principal amount, together with interest accrued to the date fixed for redemption, or (y) if and so long as the conditions of the fifth paragraph on the face of this Security are satisfied, pay the additional amounts specified in such paragraph. The Company will make such determination and election and notify the Trustee thereof as soon as practicable, and the Trustee will promptly give notice of such determination in the manner described below (the "Determination Notice"), in each case stating the effective date of such certification, identification or information reporting requirement, whether the Company will redeem the Securities or will pay the additional amounts specified in such paragraph and (if applicable) the last date by which the redemption of the Securities must take place. If the Company elects to redeem the Securities, such redemption shall take place on such date, not later than one year after publication of the Determination Notice, as the Company elects by notice to the Trustee at least 75 days before such date unless shorter notice is acceptable to the Trustee. Notwithstanding the foregoing, the Company will not so redeem the Securities if the Company, based upon an opinion of independent counsel, subsequently determines, not less than 30 days prior to the date fixed for redemption, that subsequent payments would not be subject to any such requirement, in which case the Company will notify the Trustee, which will promptly give notice of that determination in the manner described below and any earlier redemption notice will thereupon be revoked and of no further effect. If the Company elects as provided in clause (y) above to pay additional amounts, and as long as the Company is obligated to pay such additional amounts, the Company may subsequently redeem the Securities, at any time, as a whole but not in part, upon not less than 30 nor more than 60 days' prior notice given in the manner described below, at a Redemption Price equal to 100% of their principal amount, together with interest accrued to the date fixed for redemption, but without reduction for applicable United States withholding taxes.] [If the Security is not to bear interest prior to Maturity, insert_In addition, if the Company determines, based upon a written opinion of independent counsel, that any payment made outside the United States by the Company or any of its Paying Agents of the full amount due with respect to any Bearer Security would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other information reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security who is a United States Alien (as defined on the face hereof) (other than such a requirement (a) which would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to any custodian, nominee or other agent of the beneficial owner, or (b) which can be satisfied by such custodian, nominee or other agent certifying to the effect that such beneficial owner is a United States Alien, provided that in each case referred to in clauses (a)(ii) and (b) payment by such custodian, nominee or other agent of such beneficial owner is not otherwise subject to any such requirement), the Company at its election will either (x) permit any Holder of a Bearer Security to present such Bearer Security for redemption within 90 days of notice of such redemption, at the Redemption Price set forth in [Clause (___) of] the second paragraph on the reverse of this Security, or (y) if and so long as the conditions of the fifth paragraph on the face of this Security are satisfied, pay the additional amounts specified in such paragraph. The Company will make such determination and election and notify the Trustee thereof as soon as practicable, and the Trustee will promptly give notice of such determination in the manner described below (the "Determination Notice"), in each case stating the effective date of such certification, identification or information reporting requirement, whether the Company has elected to permit redemption of the Bearer Securities or to pay the additional amounts specified in such paragraph and (if applicable) the last day by which the Company may publish any notice of redemption. If the Company elects to permit redemption of the Bearer Securities, notice of the redemption will be given not more than 268 days following the Determination Notice and will specify the date fixed for redemption. The Bearer Securities will be redeemed on the day 97 days after notice of the redemption has been given. Notwithstanding the foregoing, the Company will not permit redemption of the Bearer Securities if the Company, based upon an opinion of independent counsel, subsequently determines, not less than 30 days prior to the date fixed for redemption, that no payment would be subject to any such requirement, in which case the Company will promptly notify the Trustee, which will promptly give notice of that determination in the manner described below, and any earlier redemption notice will thereupon be revoked and of no further effect.]

     [The  Indenture contains provisions for defeasance at  any  time  of
(a) the entire indebtedness of this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

     [The sinking fund for this series provides for the redemption on __________ in each year beginning with the year ____ and ending with the year _____ of [not less than] U.S. $________ [("mandatory sinking fund") and not more than U.S. $________] aggregate principal amount of
Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made_in the inverse order in which they become due.]]

     Notice of redemption will be given by publication in an Authorized Newspaper in The City of New York and, if the Securities of this series are then listed on [The Stock Exchange of the United Kingdom and the Republic of Ireland] [the Luxembourg Stock Exchange] [or] any [other] stock exchange located outside of the United States and such stock exchange shall so require, in [London] [Luxembourg], [or] in any [other] required city outside the United States or, if not practicable, elsewhere in Europe, [and by mail to Holders of Registered Securities,] not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.

     [The Company shall not be required (i) to issue, register the transfer of or exchange Securities of this series during a period beginning at the opening of business 15 days before any selection of Securities of this series to be redeemed and ending at the close of business on the day of the first publication of the relevant notice of redemption or, if there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, or
(iii) to exchange any Bearer Securities so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of this series and of like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.]

     [If  the  Securities  of the series are to be listed  on  The  Stock

Exchange of the United Kingdom and the Republic of Ireland, insert_The Company will not, and will not permit any of its Subsidiaries to, purchase any Securities of this series by private treaty at a price (exclusive of expenses and accrued interest) which, if the Securities are then listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, exceeds [120%] of the mean of the nominal quotations of the Securities as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.]

     [If the Security is not an Original Issue Discount Security, insert_If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security, insert_If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amounts shall be equal to_insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected and any related coupons under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series and any related coupons, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and any coupon appertaining hereto and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and [any] interest (including additional amounts, as described on the face hereof) on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

     Title to [Bearer] Securities and coupons shall pass by delivery. [As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable in the Security Register, upon surrender of a Registered Security for registration of transfer at the [Corporate Trust Office_______________] of [the Trustee_________] in Chicago, Illinois or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer agent at the [main] offices of _________ in ____________ and __________ in ____________ or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

     [No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.]

     The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of a Bearer Security of any series and any coupon appertaining thereto [, and prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered,] as the owner thereof for all purposes, whether or not such Security or such coupon be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture, the Securities and any coupons appertaining thereto shall be governed by and construed in accordance with the laws of the State of Illinois.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                        [Form of Face of Coupon]

     Any United States Person who holds this Obligation will be subject to limitations under the United States Income Tax Laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code.

                                                            [R-]* _______
                          Kemper Corporation                U.S.$________
                                                       Due ______________

                    [______________________________]

     Unless the Security to which this coupon appertains shall have been called for previous redemption and payment thereof duly provided for on the date set forth hereon, Kemper Corporation (herein called the "Company") will pay to bearer, upon surrender hereof, the amount shown hereon (together with any additional amounts in respect thereof which the Company may be required to pay according to the terms of said Security and the Indenture referred to therein) at the Paying Agents set out on the reverse hereof or at such other offices or agencies (which, except as otherwise provided in the Security to which this coupon appertains, shall be located outside the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (the "United States")) as the Company may designate from time to time, at the option of the Holder, by United States dollar check drawn on a bank in Chicago, Illinois or by transfer of United States dollars to an account maintained by the payee with a bank located outside the United States, being [one year's] interest then payable on said Security.

                                    Kemper Corporation



                                    By


                           [Reverse of Coupon]
                                                 *
                      _____________________________

                      _____________________________

                      _____________________________

                      _____________________________

                      _____________________________


Section 204.  Form of Trustees Certificate of Authentication.

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       a
                                       as Trustee



                                    By
                                               Authorized Signatory


                             Article Three
                             The Securities

Section 301.  Amount Unlimited;  Issuable in Series.
The  aggregate  principal  amount  of
Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and, subject to
Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and, if applicable, except for Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) whether Bearer Securities of the series are to be issuable, whether Bearer Securities of the series shall comply with requirements in the Internal Revenue Code and regulations promulgated thereunder for the deduction of interest paid by the Company thereon, and, if Bearer Securities of the series are to be issuable, whether Registered Securities of the series also are to be issuable;

         (4) whether Securities of the series may be issued in whole or in part in global form and, if so, the identity of the Depositary for such Securities in global form, and the terms and condition, if any, upon which interests in such Securities in global form may be exchanged, in whole or in part, for the individual Securities represented thereby;

         (5) the Person to whom any interest on any Registered Security of the series shall be payable if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature;

         (6) the date or dates on which the principal of the Securities of the series is payable;

          (7) the rate or rates at which the Securities of the series shall bear interest, if any, and the method or methods by which such rates shall be determined; the date or dates from which any such interest shall accrue; each Interest Payment Date on which any such interest shall be payable; the Regular Record Date for any interest payable on any Registered Securities on any Interest Payment Date; and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 307;

          (8)    the place or places where, subject to the provisions  of
     Section 1002, the principal of (and premium, if any) and any interest on Securities of the series shall be payable and, in the case of any series of Securities which may be issuable as Bearer Securities, if different, the places where, subject to the provisions of Section 1002, any Registered Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

         (9) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

         (10) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (11) the denominations in which Registered Securities of the series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;

          (12) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and any interest on the Securities of the series shall be payable if other than the currency of the United States of America;

        (13) if the amount of payments of principal of (and premium, if any) or any interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

        (14) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

         (15) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

        (16)   the application, if any, of Section 403;

        (17)   the application, if any, of Section 1012; and

        (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to Section 303) set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     At the option of the Company, interest on any Registered Securities of any series which bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 302.  Denominations.  Unless otherwise
provided  as  contemplated by Section 301 with respect to any  series  of

Securities, the Registered Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000.


Section 303.  Execution, Authentication,  Delivery  and  Dating.   The
Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

     Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee or, if the Trustee is required to appoint an Authenticating Agent pursuant to Section 614, any such Authenticating Agent for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee or any such Authenticating Agent in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have delivered to the Trustee, or such other Person as shall be specified in a temporary global Security delivered pursuant to Section 304, a certificate in the form required by Section 311(a).

     If the forms or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the forms of such Securities and coupons, if any, have been established by or pursuant to Board Resolution as permitted by
     Section 201, that such forms have been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

          (c) that such Securities, together with the coupons, if any, appertaining thereto, when authenticated and delivered by the
     Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

          (d) that the authentication and delivery of such Securities and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture; and

          (e) that the issuance of such Securities will not result in any violation of any of the terms or provisions of any applicable law or regulation.

If such forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if (i) the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or (ii) the Trustee receives advice from legal counsel (which may be its own legal counsel) to the effect that such action cannot be lawfully taken.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

     Each Registered Security shall be dated the date of its authentication; and unless otherwise specified as contemplated by Section 301, each Bearer Security and any temporary global Security referred to in Section 304 shall be dated as of the date of original issuance of the first Security of such series to be issued.

     No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.
Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never sold by the Company, and the Company shall deliver to the Trustee, and, if the Trustee is required to appoint an Authenticating Agent pursuant to Section 614, any such Authenticating Agent, a written statement (which need not comply with Section 102) signed on behalf of the Company, specifically identifying such Security by series and number and stating that such Security has never been sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder, shall never be entitled to the benefits of this Indenture and shall be destroyed by the Trustee or any such Authenticating Agent as contemplated by the last sentence of Section 309. Except as permitted by
Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

  Section 304.  Temporary  Securities.
Pending  the  preparation of definitive Securities  of  any  series,  the
Company  may  execute,  and upon Company Order the  Trustee  or,  if  the
Trustee  is  required  to  appoint an Authenticating  Agent  pursuant  to
Section 614, any such Authenticating Agent shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series which may be issuable as Bearer Securities, such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein.

     Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions of the following paragraphs, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto) the Company shall execute and the Trustee or any such Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided in such temporary global Security, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of the operator of the Euro-clear System ("Euro-clear") and Cedel S.A., for credit to the respective accounts or the beneficial owners of such Securities (or to such other accounts as they may direct). Upon receipt of written instructions (which need not comply with Section 102) signed on behalf of the Company by any Person authorized to give such instructions, the Trustee or any such Authenticating Agent shall endorse such temporary global Security to reflect the initial principal amount, or an increase in the principal amount, of Outstanding Securities represented thereby. Until such initial endorsement, such temporary global Security shall not evidence any obligation of the Company. Such temporary global Security shall at any time represent the aggregate principal amount of Outstanding Securities theretofore endorsed thereon as provided above, subject to reduction to reflect exchanges as described below.

     Unless otherwise specified in such temporary global Security, and subject to the second proviso in the following paragraph, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of such series and of like tenor following the Exchange Date (as defined below) when the account holder instructs Euro-clear or Cedel S.A., as the case may be, to request such exchange on his behalf and delivers to Euro-clear or Cedel S.A., as the case may be, a certificate in the form required by
Section 311(a), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear and Cedel S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such definitive Securities in person at the offices of Euro-clear or Cedel S.A.

     Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee, or, if the Trustee is required to appoint an Authenticating Agent pursuant to Section 614, to any such Authenticating Agent, definitive Securities in an aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. Unless otherwise specified as contemplated by Section 301, such definitive Securities shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as may be specified by the Trustee or any such Authenticating Agent. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee or any such Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee or any such Authenticating Agent shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged, which, except as otherwise specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Cedel S.A. as to the portion of such temporary global Security held for its account then to be exchanged, each in the form required by Section 311(b); and provided, further, that a definitive Bearer Security shall be delivered in exchange for a portion of a temporary global Security only in compliance with the conditions set forth in Section 303.

     Upon any exchange of a portion of any such temporary global Security, such temporary global Security shall be endorsed by the Trustee or any such Authenticating Agent, as the case may be, to reflect the reduction  of  the  principal  amount  evidenced  thereby  whereupon  its remaining principal amount shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, such temporary global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on such temporary global
Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable, without interest, to Euro-clear and Cedel S.A. on such interest Payment Date upon delivery by Euro-clear and Cedel S.A. to the Trustee or such
Authenticating Agent, as the case may be, of a certificate or certificates in the form required by Section 311(c), for credit on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euro-clear or Cedel S.A., as the case may be, a certificate in the form required by
Section 311(d).


Section 305.  Registration, Registration of Transfer  and  Exchange.
With respect to Registered Securities of any series, the Company shall cause to be kept at the Corporate Trust Office of the Trustee, or at the Company's option, at an office or agency to be maintained by the Company in accordance with Section 1002, a register (being the combined register of the Security Registrar and all transfer agents designated pursuant to
Section 1002 for the purpose of registration of transfer of Securities of such series and sometimes collectively referred to as the "Security Register") which may be kept in electronic form and in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided. The Security Registrar shall comply with such instructions as it may receive from the Trustee or any Authenticating Agent pursuant to the last sentence of Section 309.

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to Section 1002 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     If the Company shall establish pursuant to Section 301 that Securities of a series may be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an authorized aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series and tenor to be represented by one or more
Securities in global form, (ii) shall be registered, if in registered form, in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, (iii) shall be delivered to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear such legend as may be required by such Depositary. Each Depositary designated pursuant to Section 301 for a Registered Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

     If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303, the Company, by Company Order, shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 301(4) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount and like terms and tenor equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

     The Company may at any time and in its sole discretion determine that individual Securities of any series issued in global form shall no longer be represented by such Security or Securities in global form. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual definitive Securities of such series and of the same terms and tenor, will authenticate and deliver individual Securities of such series in definitive form in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

     If specified by the Company pursuant to Section 301 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Security in global form for such series of Securities in exchange in whole or in part for individual Securities of such series in definitive form and of like terms and tenor on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of individual definitive
Securities of such series, shall authenticate and deliver, without service charge:

          (a) to the Depositary or to each Person specified by such Depositary a new individual Security or Securities of the same series and of the same tenor, of authorized denominations, in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

          (b) to such Depositary a new Security in global form in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of the individual Securities delivered to Holders thereof.

     In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee pursuant to a Company Order will authenticate and deliver individual Securities (i) in definitive registered form in authorized denominations if the Securities of such series are issuable as Registered Securities, (ii) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (iii) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form: provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Security in global form unless the Company or its agent shall have received from the Person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Section 311(a); and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company knows or has reason to know that any such certificate is false.

     Upon the exchange of a Security in global form for Securities in definitive form, such Security in global form shall be cancelled by the Trustee. Registered Securities issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered or to the Depositary. The Trustee shall deliver Bearer Securities issued in exchange for a Security in global form pursuant to this Section to the Depositary or to the persons, and in such authorized denominations, as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Security in global form unless the Company or its agent shall have received from the Person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Section 311(a); and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company knows or has reason to know that any such certificate is false.

     At the option of the Holder, except as otherwise specified as contemplated by Section 301(4) with respect to a Security in global form representing Bearer Securities, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in
Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered
Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities and Coupons. If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice of the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States, and, in the case of interest, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen
Security or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

Section 307.  Payment  of  Interest;  Interest  Rights  Preserved.
Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise specified as contemplated by Section 301, in case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency referred to in Section 305) on any Regular Record Date and before the opening of business on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or
(2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date for payment and Defaulted Interest will not be payable on such proposed date for payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

  Section 308.  Persons Deemed  Owners.
Title to any Bearer Security, any coupons appertaining thereto and any temporary global Security shall pass by delivery.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

  Section 309.  Cancellation.  All Securities and
coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee or, if the Trustee is required to appoint an Authenticating Agent pursuant to Section 614, any such Authenticating Agent. All Registered Securities and matured coupons so delivered shall be promptly cancelled by the Trustee or any such Authenticating Agent. All Bearer Securities and unmatured coupons so delivered shall be held by the Trustee or any such Authenticating Agent and, upon instruction by a Company Order, shall be cancelled or held for reissuance. Bearer Securities and unmatured coupons held for reissuance may be reissued only in exchange for Bearer

Securities of the same series and like tenor pursuant to Section 305 or in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and like tenor or the related coupons pursuant to
Section 306. All Bearer Securities and unmatured coupons held by the Trustee or any such Authenticating Agent pending such cancellation or reissuance shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee or any such Authenticating Agent shall be disposed of as directed by a Company Order. Each Security, together with any coupons appertaining thereto, which, pursuant to Section 303, is deemed never to have been authenticated and delivered hereunder shall be delivered to the Trustee or, if the Trustee is required to appoint an Authenticating Agent pursuant to Section 614, any such Authenticating Agent and destroyed by the Trustee or such Authenticating Agent, as the case may be; and the Trustee or such Authenticating Agent, as the case may be, shall promptly notify the Security Registrar that, pursuant to Section 303, such Security is deemed never to have been authenticated and delivered hereunder and shall instruct the Security Registrar to make or cause to be made the necessary notations in the Security Register to reflect the foregoing.

   Section 310.  Computation   of
Interest. Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.  Forms of Certification.
(a) Whenever any provision of this Indenture or the forms of Security contemplate that certification be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company (including any changes necessary to comply with certification or other requirements under the Internal Revenue Code and regulations promulgated thereunder):


                   [Form of Certificate to Be Given by
               Person Entitled to Receive Bearer Security]


                               Certificate


                   ___________________________________


                 [Insert title or sufficient description
                     of Securities to be delivered]

     This  is  to certify that the above-captioned Securities are  either
(i) not owned by, for or on behalf of a person that is a United States person; (ii) owned by a United States person described in Treas. Reg.
Section 1.163-5(c)(2)(i)(D)(6); or (iii) owned by a financial institution, as described in Treas. Reg. Section 1.164-12(c)(i)(v), for purposes of resale during the forty day period beginning on [the earlier of the closing date (or the date on which the issuer receives the loan proceeds, if there is no closing with respect to such Securities)] and such Securities have not been acquired for purposes of resale directly or indirectly to a United States person or to a person within the United States. The undersigned is either the owner of the above-captioned Securities or a financial institution or clearing organization through which the owner holds such Securities, directly or indirectly. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that, if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

     As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all such Securities.

     We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:  _________________________   [Name of Person Entitled to Receive
                                      Bearer Security]



                                                   (Authorized Signatory)
                                    Name:
                                    Title:

     (b) Whenever any provision of this Indenture or the forms of Security contemplate that certification be given by Euro-clear and Cedel S.A. in connection with the exchange of a portion of a temporary global Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company (including any changes necessary to comply with certification or other requirements under the Internal Revenue Code and regulations promulgated thereunder):


                   [Form of Certificate to Be Given by
                        Euro-clear and Cedel S.A.
                  in Connection with the Exchange of a
                 Portion of a Temporary Global Security]

                               Certificate


                    ________________________________


                 [Insert title or sufficient description
                     of Securities to be delivered]

     This is to certify with respect to $_______________ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto [Form of Certificate in Section 311(a) hereof], and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates. Any certificates received from member organizations shall be retained by us for a period of four calendar years following the year in which the certificate is received.

     We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof:

Date:  _______________________
[To be dated no earlier than
the Exchange Date]
                                    [Morgan Guaranty Trust Company of New
                                      York, Brussels Office, as Operator
                                      of the Euro-clear System]
                                    [Cedel S.A.]


                                    By

     (c) Whenever any provision of the Indenture or the forms of Security contemplate that certification be given by Euro-clear and Cedel S.A. in connection with payment of interest with respect to a temporary global Security prior to the related Exchange Date, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company (including any changes necessary to comply with certification or other requirements under the Internal Revenue Code and regulations promulgated thereunder):


             [Form of Certificate to Be Given by Euro-clear
                 and Cedel S.A. to Obtain Interest Prior
                          to an Exchange Date]


                               Certificate


                    ________________________________

         [Insert title or sufficient description of Securities]

     This is to certify that, as of the Interest Payment Date on [Insert Date], the undersigned, which is a holder of an interest in the temporary global Security representing the above Securities, is not a United States person.

     As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     We confirm that the interest payable on such Interest Payment Date will be paid to each of the persons appearing in our records as being entitled to interest to be paid on the above date from whom we have received a written certification dated not earlier than 15 days prior to such Interest Payment Date to the effect that the above-captioned Securities are either (i) not owned by, for or on behalf of a person that is a United States person; (ii) owned by a United States person described in Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6); or (iii) owned by a financial institution, as described in Treas. Reg.
Section 1.165-12(c)(i)(v), for purposes of resale during the forty day period beginning on [the earlier of the closing date (or the date on which the issuer receives the loan proceeds, if there is no closing with respect to such Securities)] and such Securities have not been acquired for purposes of resale directly or indirectly to a United States person or to a person within the United States. If the owner is a United States person described in the preceding sentence, such owner has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in United States Treasury Regulations 1.6049-4(c)(1)(ii). We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar years in which such certificates are received.

     The foregoing reflects any advice received subsequent to the date of any certificate stating that the statements contained in such certificate are no longer correct.

Dated:  ________________________
[To be dated on or after the relevant
Interest Payment Date]
                                    [Morgan Guaranty Trust Company of New
                                      York, Brussels Office, as Operator
                                      of the Euro-clear System]
                                    [Cedel S.A. ]


                                    By

     (d) Whenever any provision of the Indenture or the forms of Security contemplate that certification be given by a beneficial owner of a portion of a temporary global Security in connection with payment of interest with respect to a temporary global Security prior to the related Exchange Date, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company (including any changes necessary to comply with certification or other requirements under the Internal Revenue Code and regulations promulgated thereunder):


                   [Form of Certificate to Be Given by
                  Beneficial Owners to Obtain Interest
                       Prior to an Exchange Date]

                               Certificate


                    ________________________________


         [Insert title or sufficient description of Securities]

     This is to certify that as of the date hereof, no portion of the temporary global Security representing the above-captioned Securities and held by you for our account is owned by, for or on behalf of a person that is a United States person, unless (i) it is owned by a United States person described in Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6) or (ii) it is owned by a financial institution, as described in Treas. Reg.
Section 1.165-12(c)(i)(v), for purposes of resale during the forty day period beginning on [the earlier of the closing date (or the date on which the issuer receives the loan proceeds, if there is no closing with respect to such Securities)] and such Securities have not been acquired for purposes of resale directly or indirectly to a United States person or to a person within the United States. If owned by a United States person described in the preceding sentence, such owner certifies that either it has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in Section 1.6049(c)(1)(ii) of the United States Treasury regulations.

     As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the Interest Payment Date on [Insert Date] as to any such portion of such temporary global Security.

     We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:  ______________________

[To be dated on or after the 15th
day before the relevant Interest
Payment Date]

                                    [Name of Account Holder]



                                    ____________________________________
                                       __
                         (Authorized Signatory)
                                                                   Name:
                                                                  Title:



                             Article Four
                       Satisfaction and Discharge


Section 401.  Satisfaction  and  Discharge  of   Indenture.    This
Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive additional amounts, as provided in Section 1004), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

    (1)   either

         (A) all Securities theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in
     Section 305, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
     Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1107, and (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation: or

         (B) all such Securities and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

              (i)   have become due and payable, or

              (ii) will become due and payable at their Stated Maturity within one year, or

            (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section or if money or obligations shall have been deposited with or received by the Trustee pursuant to
Section 403, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.  Application of Trust Money.
(a)  Subject  to  the  provisions  of  the  last  paragraph   of
Section   1003,  all  money  deposited  with  the  Trustee  pursuant   to
Section 401, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 403 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 403 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 403. "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligations or a specific payment of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt form any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depository receipt.

     (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 403 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

     (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 403 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount which then would have been required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited or received.


Section 403.  Satisfaction, Discharge and Defeasance of Securities
of  Any  Series.   If this Section 403 is specified, as  contemplated  by
Section 301, to be applicable to Securities of any series, then notwithstanding Section 401, (i) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any such series; (ii) the provisions of this Indenture as it relates to such Outstanding Securities shall no longer be in effect (except as to the rights of Holders of Securities to receive, from the trust fund described in subparagraph (1) below, payment of the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Securities on the Stated Maturity of such principal or installment of principal or interest or any mandatory sinking fund payments or analogous payments applicable to the Securities of that series on the day on which such payments are due and payable in accordance with the terms of the Indenture and of such Securities, the Company's obligations with respect to such Securities under Section 305, 306, 1002 and 1003 and the rights, powers, trusts, duties and immunities of the Trustee hereunder, including those under Section 607 hereof); and
(iii) the Trustee, at the expense of the Company, shall, upon Company Request, execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

    (1)   either

         (A)   with respect to all Outstanding Securities of such series,

               (i) the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose lawful money of the United States in an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any) and interest at the Stated Maturity or any Redemption Date as contemplated by the third paragraph from the end of this Section 403, as the case may be; or

              (ii) the Company has deposited or caused to be deposited with the Trustee as obligations in trust for the purpose such amount of U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon, without consideration of any reinvestment thereof, be sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any) and interest at the Stated Maturity or any Redemption Date as contemplated by the third paragraph from the end of this
          Section 403, as the case may be; or

          (B) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by

     Section 301, to be applicable to the Securities of such series;

     (2) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series;

     (3) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

    (4) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(5) or
Section 501(6) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(5) or
Section 501(6) shall have occurred and be continuing on the 91st day after such date;

     (5) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since the date of this Indenture there has been a change in applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such defeasance had not occurred;

     (6) if the Securities of that series are then listed on the New York Stock Exchange, Inc., the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted; and

     (7) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with.

     Any deposits with the Trustee referred to in Section 403(1)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

     Upon   the  satisfaction  of  the  conditions  set  forth  in   this
Section 403 with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law.

     Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements (except as provided above in this Section 403) of the Company under this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under
Section 607, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive with respect to such series of Securities.


                              Article Five
                                Remedies

 Section 501.  Events of Default.  "Event of
Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable
     Federal or State bankruptcy, insolvency, reorganization or other similar law or the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (7) any other Event of Default provided with respect to Securities of that series.


Section 502.  Acceleration of Maturity; Rescission and  Annulment.
If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.  Trustee  May File Proofs of Claim.
In case of the pendency  of  any  receivership,
insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel) and of the Holders of Securities and coupons allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.


Section 505.  Trustee  May  Enforce  Claims   Without
Possession of Securities or Coupons. All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

Section 506.  Application  of Money Collected.
Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid;

          First:   To  the  payment of all amounts due the Trustee  under
     Section 607;

          Second: To the payments of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, respectively; and

          Third: The balance, if any, to the Company or any other Person or Persons entitled thereto.

  Section 507.  Limitation on Suits.   No
Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


Section 508.  Unconditional Right of Holders to Receive
Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security or payment of such coupon on the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.

If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights  and Remedies Cumulative.
Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.
No delay or omission of the Trustee or of any Holder of any
Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

Section 512.  Control  by Holders of Securities.
The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.  Waiver  of  Past Defaults.
The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to the Securities of such series and its consequences, except a default

         (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for  Costs.
All parties to this Indenture agree, and each Holder of any Security or coupon by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security or the payment of any coupon on or after the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

Section 515.  Waiver of Stay or Extension Laws.
The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                               Article Six
                               The Trustee

Section 601.  Certain
Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act.

Section 602.  Notice of Defaults.   If  a
default occurs hereunder with respect to the Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act and in the manner provided in Section 106; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.  Certain  Rights  of Trustee.
Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company
     Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder (except failure by the Company to pay principal of or interest on any series of Securities so long as the Trustee is also acting as Paying Agent for such series of Securities) unless the Trustee shall be specifically notified in writing of such default by the Company or by the Holders of at least 25% in aggregate principal amount of all Securities then outstanding, and all such notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the principal Corporate Trust Office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is not default except as aforesaid;

          (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (i) the Trustee shall not be liable for any action taken, suffered or omitted by any other Trustee acting on behalf of any other series of Securities outstanding hereunder.


Section 604.  Not  Responsible  for  Recitals   or   Issuance   of
Securities. The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in any coupons shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.  May Hold Securities.   The
Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.  Money
held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.  Compensation and Reimbursement.
The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), including, without limitation, fees and expenses incurred upon and subsequent to the commencement of any voluntary or involuntary bankruptcy action with respect to the Company, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


Section 608.  Disqualification;  Conflicting  Interests.   If  the
Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act with respect to the Securities of any series, it shall either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture, and the Company shall take prompt action to have a successor Trustee with respect to the Securities of that series appointed in the manner provided herein.


Section 609.  Corporate Trustee  Required;  Eligibility.   There
shall at all times be a Trustee hereunder with respect to the Securities of each series, which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in Chicago, Illinois or New York, New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


Section 610.  Resignation and Removal; Appointment  of  Successor.
(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

    (d)   If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to
Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 611, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such Series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.


Section 611. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all

Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm  that  all the rights, powers, trusts and duties of the  retiring
Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

    (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


Section 612.  Merger,  Conversion, Consolidation  or  Succession  to

Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


Section 613.  Preferential Collection of Claims Against Company.   If
and when the Trustee becomes a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee which has resigned or been removed is subject to such provisions of the Trust Indenture Act to the extent provided therein.

 Section 614.  Appointment
of Authenticating Agent. The Trustee may (and, if so requested in writing (which writing need not comply with Section 102) by the Company with respect to any series of Securities, shall) appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306 and, if the Trustee is required to appoint one or more Authenticating Agents with respect to any series of Securities, to authenticate Securities of such series upon original issuance and to take such other actions as are specified in Sections 303, 304 and 309, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $5,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issuable as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                    The First National Bank of Chicago,
                                       as Trustee


                                    By
                                                  As Authenticating Agent


                                    By
                                                       Authorized Officer


                             Article Seven
            Holders' List and Reports by Trustee and Company

Section 701.  Company  to  Furnish Trustee  Names  and  Addresses  of
Holders.    The  Company will furnish or cause to  be  furnished  to  the
Trustee:

         (a) semi-annually, not later than February 15 and August 15 in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities as of the preceding February 1 or August 1, as the case may be, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.


Section 702.  Preservation   of   Information;   Communications   to
Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities
(i) contained in the most recent list furnished to the Trustee as provided in Section 701 and (ii) received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

    (c) Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with
Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

 Section 703.  Reports by Trustee.  (a) The
Trustee shall transmit to all Holders of Securities, as their names and addresses appear in the Security Register, such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.  Reports by  Company.
The Company shall:

         (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
     Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

          (4) furnish to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate of the Company's principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.


                                Article Eight

             Consolidation, Merger, Conveyance, Transfer or Lease

Section 801. Company May Consolidate, Etc., Only on Certain Terms. So long as any Securities shall be Outstanding, the Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

         (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional amounts, if any, payable pursuant to Section 1004) on all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transactions as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice of lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a Mortgage which would not be permitted by this Indenture, the Company or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.  Successor
Corporation Substituted. Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and coupons.


                              Article Nine
                         Supplemental Indentures


Section 901. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3)   to add any additional Events of Default; or

          (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on, Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding or any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6)   to secure the Securities pursuant to the requirements  of
     Section 1008 or otherwise; or

          (7) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (9) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

        (10) to comply with any requirements of the Commission, if any, in connection with the qualification of this Indenture under the Trust Indenture Act.


Section 902.  Supplemental Indentures With Consent of Holders.   With
the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company to pay additional amounts pursuant to
     Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
     Section 502, or change the coin or currency in which any Security or any premium or any interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, or on or after the Redemption Date), or

           (2)    reduce  the  percentage  in  principal  amount  of  the
     Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1304 for quorum or voting, or

          (3)   change any obligation of the Company to maintain an office
     or   agency  in  the  places  and  for  the  purposes  specified  in
     Section 1002, or

          (4) modify any of the provisions of this Section, Section 513 or Section 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1011, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and

(subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. Section 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental

Section 904.   Effect of Supplemental Indentures.  Upon the execution of
any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of
Securities   theretofore  or  thereafter  authenticated   and   delivered
hereunder and of any coupons appertaining thereto shall be bound thereby. Section 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture.

Section 905.  Conformity with Trust Indenture Act.
Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


Section 906. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                              Article Ten
                                Covenants



Section 1001.  Payment  of Principal,  Premium  and  Interest.   The
Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

Section 1002.  Maintenance of Office or Agency.
If  Securities of a series  are  issuable  only  as
Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment and where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the
Securities  of  that  series  and  this  Indenture  may  be  served.   If

Securities of a series may be issuable as Bearer Securities, the Company will maintain (A) in Chicago, Illinois, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices or demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to
Section 1004); provided, however, that if the Securities of that series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of such series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1004) at the place specified for the purpose as contemplated by Section 301.

     No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of (and premium, if any) and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 1004) shall be made at the office of the Company's Paying Agent in Chicago, Illinois if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


Section 1003.  Money for Securities Payments to Be Held in  Trust.   If
the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of (and premium, if any) or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent or received by the Trustee in respect of obligations deposited pursuant to
Section 403 or 1012, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.  Additional Amounts.  If the
Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

     If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

Section 1005.  Corporate Existence.
So long as any Securities shall be Outstanding, subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1006.  Maintenance of Properties.
So long as any Securities shall be Outstanding, the Company will cause all properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

Section 1007.  Payment of Taxes and other Claims.
So long as any Securities shall be Outstanding, the Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings or if failure to do so is not disadvantageous in any material respect to the Holders.

Section 1008.  Restrictions  on Secured Debt.
So  long  as any Securities shall  be  Outstanding,  the
Company will not, directly or indirectly, and will not permit any Subsidiary, directly or indirectly, to, incur, issue, assume, or guarantee any indebtedness for money borrowed, whether or not evidenced by negotiable instruments or securities, or any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (such indebtedness for money borrowed, and notes, bonds, debentures or other similar evidences of indebtedness for money borrowed, being hereinafter called "Debt"), secured by pledge of, or mortgage or lien on, any properties or assets of the Company or any Restricted Subsidiary which is a regulated insurance company ("Restricted Insurance Subsidiary"), or any shares of capital stock of or Debt of any Restricted Insurance Subsidiary (such mortgages, pledges and liens being hereinafter called "Mortgage" or "Mortgages"), without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Insurance Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt, so long as such secured Debt shall be so secured; provided, however, that this Section 1008 shall not apply to, and there shall be excluded from secured Debt in any computation under this Section 1008, Debt secured by:

          (1)   Mortgages existing on the date hereof;

          (2)    Mortgages  in  favor of the Company  or  any  Restricted
     Subsidiary;

          (3) Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

          (4)    Mortgages  on  real  property and  on  any  fixtures  or
     improvements thereon, whether or not existing at the time of acquisition thereof (including acquisition through merger or consolidation), provided the principal amount of Debt received thereby does not exceed the fair value of such property as determined by the Board of Directors;

           (5) Mortgages securing obligations issued by a State, territory or possession of the United States, any political subdivision of any of the foregoing, or the District of Columbia, or any instrumentality of any of the foregoing to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of
     Section 103(a)(1) of the Internal Revenue Code of 1986 (or any successor to such provision) as in effect at the time of the issuance of such obligations;

         (6) Mortgages on property, shares of capital or Debt hereafter acquired (or, in the case of property, constructed) by the Company or any Restricted Insurance Subsidiary and created prior to, at the time of, or within 120 days after such acquisition (or, in the case of property, the completion of such construction or commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of all or any part of the purchase price (or, in the case of property, the construction price) thereof or of all or any part of any indebtedness incurred to pay all or any part of the purchase price (or, in the case of property, the construction price) thereof;

          (7) Mortgages on property of, or on any shares of capital stock or Debt of, any corporation existing at the time such corporation becomes a Restricted Insurance Subsidiary;

          (8) Mortgages on property, shares of capital stock or Debt existing at the time of acquisition thereof by the Company or any Restricted Insurance Subsidiary (including, subject to the provisions of Section 801, acquisition through merger or consolidation);

          (9) Mechanics', landlords', tax or other statutory liens, including liens and deposits required or provided for under state insurance laws and similar regulatory statutes; and

         (10) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (1) to (9), inclusive; provided, however, that such extension, renewal or replacement
     Mortgage shall be limited to all or part of the same property, assets, shares of capital stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).


Section 1009.  Restrictions  on  Sales  of  Capital   Stock   of
Restricted Subsidiaries. So long as any Securities shall be Outstanding, the Company will not, directly or indirectly, sell, transfer or otherwise dispose of (except to a Subsidiary), and it will not permit any Subsidiary, directly or indirectly, to issue, sell, transfer or otherwise dispose of (except to the Company or to a Subsidiary), any shares of capital stock of a Restricted Subsidiary unless such issuance, sale, transfer or other disposition is either:

          (i) to employees of any Subsidiary pursuant to a plan or agreement approved in a Board Resolution, or

         (ii) for a consideration which in a Board Resolution is declared to be at least equal to the fair value thereof.

The foregoing provisions shall not preclude any sale, transfer or other disposition by the Company or any Subsidiary of assets other than assets consisting of the capital stock of any Restricted Subsidiary.

Section 1010. Statement by Officers as to Default. So long as any Securities shall be Outstanding, the Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1008 and 1009, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1011.  Waiver of Certain Covenants.
The  Company may omit in any particular instance  to  comply with any term, provision or condition set forth in Sections 1005 to 1009, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1012.  Defeasance of Certain Obligations.
If  this  Section  1012  is  specified,   as
contemplated by Section 301, to be applicable to Securities of any series, the Company may omit to comply with any term, provision or condition set forth in Sections 1008 and 1009 and any such omission with respect to Sections 1008 and 1009 shall not be an Event of Default, in each case with respect to the Securities of that series, provided that the following conditions have been satisfied:

          (1) with reference to this Section 1012, the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609) irrevocably (but subject to the provisions of Section 402(c) and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, (A) lawful money of the United States in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due dates of any payment referred to in clause (i) or (ii) of this subparagraph (1) lawful money of the United States in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on the Outstanding Securities of that series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

          (2) such deposit shall not cause the Trustee with respect to the Securities of that series to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to the Securities of any series;

          (3) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (4) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(5) or Section 501(6) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(5) or 501(6) shall have occurred and be continuing on the 91st day after such date;

          (5) the Company has delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred;

          (6) if the Securities of that series are then listed on the New York Stock Exchange, Inc., the Company has delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance will not cause such Securities to be delisted; and

          (7) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with.


          Article Eleven Redemption of Securities Article Eleven
                        Redemption of Securities

Section 1101.  Applicability  of Article.
Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.


Section 1102. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.


Section 1103.  Selection by Trustee of Securities  to  Be  Redeemed.
If less than all the Securities of any series are to be redeemed (unless all of the Securities of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide  for  the  selection for redemption of  portions  (equal  to  the minimum authorized denomination for Securities of such series or any integral multiple thereof) of the principal amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of global Securities of such series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has not been or is to be redeemed.

Section 1104.  Notice  of  Redemption.
Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

     All notices of redemption shall state:

         (1)   the Redemption Date,

         (2)   the Redemption Price,

         (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial
     redemption  of  any  Securities,  the  principal  amounts)  of   the
     particular Securities to be redeemed,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

         (5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, and

         (6) that the redemption is for a sinking fund, if such is the case.

A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105.  Deposit   of Redemption Price.
Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment
Date) accrued interest on, all the Securities which are to be redeemed on that date.


Section 1106.  Securities  Payable  on  Redemption  Date.    Notice   of
redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest on the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentations and surrender of coupons for such interest at an office or agency located outside the United States (except as otherwise provided in Section 1002), and, unless otherwise specified as contemplated by Section 301 and provided, further, that, unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and unless otherwise specified as contemplated by
Section 301, only upon presentation and surrender of those coupons.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.  Securities Redeemed in Part.
Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and of like tenor, of any authorized denomination and of like tenor as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                             Article Twelve
                              Sinking Funds

Section 1201.  Applicability  of Article.
The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.


Section 1202.  Satisfaction  of   Sinking   Fund   Payments   with
Securities. The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.


Section 1203. Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers'
Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                           Article Thirteen
                    Meetings of Holders of Securities


Section 1301.  Purposes  for  which  Meetings  May  Be   Called.    If
Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 1302.  Call, Notice and Place of Meetings.
     (a)     The Trustee may at any time  call  a
meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in Chicago,

Illinois, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in Chicago, Illinois, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

Section 1303.  Persons Entitled to Vote at Meetings.
To be entitled to vote at any meeting  of
Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or
Holders.   The  only Persons who shall be entitled to be  present  or  to speak at any meeting of Holders of Securities of any series shall be  the
Persons  entitled  to  vote  at  such  meeting  and  their  counsel,   any
representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1304.  Quorum; Action.  The  Persons
entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned
meeting.   Notice  of the reconvening of any adjourned meeting  shall  be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.


Section 1305. Determination of Voting Rights, Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 1306.  Counting Votes and Recording Action of Meetings.  The
vote  upon  any  resolution  submitted  to  any  meeting  of  Holders  of
Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    Kemper Corporation



                                    By /s/  J. H. Fitzpatrick
                                    Title:  Executive Vice President and
                                       Chief Financial Officer


                                    By /s/  J. W. Burns
                                    Title:  Treasurer


Attest:


/s/  KATHLEEN A. GALLICHIO
________________________________
     Corporate Secretary

                                    The First National Bank of Chicago,
                                       Trustee



                                    By  /s/  JOHN R. PRENDIVILLE
                                    Title:    Vice President

Attest:


/s/  PATRICIA MORUM TRLAK
_________________________________
        Trust Officer
State of Illinois )
                  ) SS
County of Lake    )

     On the 22nd day of September, 1993, before me personally came John H. Fitzpatrick and John W. Burns, to me known, who, being by me duly sworn,
did   depose   and   say  that  such  persons  are  the  Executive   Vice
President/Chief Financial Officer and Treasurer, respectively, of Kemper Corporation, one of the corporations described in and which executed the
foregoing   instrument;  that  such  persons  know  the  seal   of   said
corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that such persons signed their names thereto by like authority.


                                    /s/ KERRY MICHELOTTI
                                    ____________________________________


                                    My Commission Expires: 11-4-96




State of Illinois )
                  ) SS
County of Cook    )

     On  the  22nd  day of September, 1993, before me personally came  John
R. Prendiville, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of The First National Bank of Chicago, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that is was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                    /s/  SOMRI HILMER
                                    ____________________________________


                                    My Commission Expires: 1-14-95